UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 4, 2008 (October 31, 2008)
Date of Report (Date of earliest event reported)

MidAmerican Energy Holdings Company
(Exact name of registrant as specified in its charter)

Iowa	001-14881	94-2213782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

666 Grand Avenue, Suite 500 Des Moines, Iowa		50309-2580
(Address of principal executive offices)		(Zip code)

515-242-4300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

____________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On October 31, 2008, Constellation Energy Group, Inc. (“Constellation Energy”) issued a press release providing an update on Constellation Energy’s available liquidity and strategic initiatives. A copy of the Constellation Energy press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Constellation Energy Group, Inc. dated October 31, 2008.

Forward-Looking Statements

This report contains statements that do not directly or exclusively relate to historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the proposed transaction between MidAmerican and Constellation Energy and the expected timing and completion of the transaction. You can typically identify forward-looking statements by the use of forward-looking words, such as “may,” “could,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “intend,” “potential,” “plan,” “forecast,” and similar terms. These statements are based upon MidAmerican’s current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside MidAmerican’s control and could cause actual results to differ materially from those expressed or implied by MidAmerican’s forward-looking statements. These factors include, among others:

•
the ability to obtain governmental and shareholder approvals for the acquisition of Constellation Energy or to satisfy other conditions to the acquisition on the terms and expected time-frame or at all;

•	general economic, political and business conditions in the jurisdictions in which MidAmerican’s facilities are located;

•	changes in governmental, legislative or regulatory requirements affecting MidAmerican or the electric or gas utility, pipeline or power generation industries;

•	changes in, and compliance with, environmental laws, regulations, decisions and policies that could increase operating and capital improvement costs, reduce plant output and delay plant construction;

•	the outcome of general rate cases and other proceedings conducted by regulatory commissions or other governmental and legal bodies;

•
changes in economic, industry or weather conditions, as well as demographic trends, that could affect customer growth and usage or supply of electricity and gas or MidAmerican’s ability to obtain long-term contracts with customers;

•	changes in the residential real estate brokerage and mortgage industries that could affect brokerage transaction levels;

•
changes in prices and availability for both purchases and sales of wholesale electricity, coal, natural gas, other fuel sources and fuel transportation that could have a significant impact on generation capacity and energy costs;

•	the financial condition and creditworthiness of MidAmerican’s significant customers and suppliers;

•	changes in business strategy or development plans;

•
availability, terms and deployment of capital, including severe reductions in demand for investment-grade commercial paper, debt securities and other sources of debt financing and volatility in the London Interbank Offered Rate, the base interest rate for MidAmerican and its subsidiaries’ credit facilities;

•	performance of MidAmerican’s generation facilities, including unscheduled outages or repairs;

•	risks relating to nuclear generation;

•
the impact of derivative instruments used to mitigate or manage volume and price risk and interest rate risk and changes in the commodity prices, interest rates and other conditions that affect the value of the derivatives;

•
the impact of increases in healthcare costs, changes in interest rates, mortality, morbidity and investment performance on pension and other postretirement benefits expense, as well as the impact of changes in legislation on funding requirements;

•	changes in MidAmerican’s and its subsidiaries’ credit ratings;

•
unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future generation plants and infrastructure additions;

•	the impact of new accounting pronouncements or changes in current accounting estimates and assumptions on financial results;

•	MidAmerican’s ability to successfully integrate future acquired operations into its business;

•	other risks or unforeseen events, including litigation and wars, the effects of terrorism, embargos and other catastrophic events; and

•
other business or investment considerations that may be disclosed from time to time in MidAmerican’s filings with the United States Securities and Exchange Commission or in other publicly disseminated written documents.

MidAmerican undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDAMERICAN ENERGY HOLDINGS COMPANY
(Registrant)
Date: November 4, 2008
/s/ Douglas L. Anderson
Douglas L. Anderson
Senior Vice President
and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Constellation Energy Group, Inc. dated October 31, 2008.